                                                                   EXHIBIT 24.1A

                         EDUCATION LOANS INCORPORATED,
                     A South Dakota Nonprofit Corporation

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints A. Norgrin Sanderson and Harvey C. Jewett and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as a director and/or officer of Education Loans Incorporated, a South Dakota nonprofit corporation (the "Company")), to sign this registration statement on Form S-3 for the sale of Student Loan Asset-Backed Notes by the Company, any additional registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and any or all amendments (including post-effective amendments) to this registration statement (or any additional registration statement filed pursuant to Rule 462(b)), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.


May 7, 1997                                  /s/ A. Norgrin Sanderson
                                             ---------------------------
                                                 A. Norgrin Sanderson


May 7, 1997                                  /s/ V. G. Stoia
                                             ---------------------------
                                                     V. G. Stoia


May 7, 1997                                  /s/ Manley B. Feinstein
                                             ---------------------------
                                                 Manley B. Feinstein


May 7, 1997                                  /s/ Harvey C. Jewett
                                             ---------------------------
                                                   Harvey C. Jewett